Exhibit 21.1

BurgerFi International, Inc.
Subsidiaries of BurgerFi International, Inc.
January 1, 2024

BurgerFi International, LLC, a Delaware limited liability company
BF Restaurant Management LLC, a Florida limited liability company
BF Altamonte Springs, LLC, a Florida limited liability company
BF Commack, LLC, a New York limited liability company
BF Coral Springs, LLC, a Florida limited liability company
BF City Place-West Palm, LLC, a Florida limited liability company
BF Commack, LLC, a Florida limited liability company
BF Food Truck, LLC, a Florida limited liability company
BF West Delray, LLC, a Florida limited liability company
BF LBTS, LLC, a Florida limited liability company
BGM Pembroke Pines, LLC, a Florida limited liability company
BF Jacksonville Town Center, LLC, a Florida limited liability company
BF Jacksonville Riverside, LLC, a Florida limited liability company
BF Delray-Linton, LLC, a Florida limited liability company
BF Pines City Center, LLC, a Florida limited liability company
BF Dania Beach, LLC, a Florida limited liability company
BF Ft Myers-Daniels, LLC, a Florida limited liability company
BF Boca Raton-Boca Pointe, LLC, a Florida limited liability company
BF Boca Raton, LLC, a Florida limited liability company
BF Hallandale Beach, LLC, a Florida limited liability company
BF Miami Beach-Collins, LLC, a Florida limited liability company
BF PBG, LLC, a Florida limited liability company
BF Jupiter-Indiantown, LLC, a Florida limited liability company
BF Wellington, LLC, a Florida limited liability company
BF Neptune Beach, LLC, a Florida limited liability company
BF Orlando-Dr. Phillips, LLC, a Florida limited liability company
BF Miami Beach - Meridian, LLC, a Florida limited liability company
BF Miami Lakes, LLC, a Florida limited liability company
BF Miramar, LLC, a Florida limited liability company
BF Odessa, LLC, a Florida limited liability company
BF Tampa-Channelside, LLC, a Florida limited liability company
BF Tampa-Westchase, LLC, a Florida limited liability company
BF Tallahassee Varsity, LLC, a Florida limited liability company
BurgerFi Enterprises, LLC, a Florida limited liability company
BurgerFi Management Services, LLC, a Florida limited liability company
BurgerFi IP, LLC, a Florida limited liability company
BF Atlanta – Perimeter MarketPlace, LLC, a Georgia limited liability company
BF Hendersonville, LLC, a Tennessee limited liability company
BF Hermitage, LLC, a Tennessee limited liability company
BurgerFi-Delray Beach, LLC, a Delaware limited liability company
Restaurant Development Group, LLC, a Delaware limited liability company
Hot Air, Inc., a Delaware corporation company
Plastic Tripod, Inc., a Delaware corporation company
ACFP Management, Inc., a Delaware corporation company
Anthony's Pizza Holding Company, LLC, a Delaware limited liability company
Anthony’s Coal Fired Pizza of Pike Creek, LLC, a Delaware limited liability company
Anthony’s Coal Fired Pizza of Wilmington, LLC, a Delaware limited liability company
ACFP/NYNJ Ventures, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Aventura, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Boca Raton, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Coral Springs, LLC, a Florida limited liability company

Exhibit 21.1
Anthony’s Coal Fired Pizza of Pembroke Pines, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Palm Beach Gardens, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Plantation, LLC, a Florida limited liability company
Anthony’s Sports Bar and Grill, LLC a Florida limited liability company
Anthony’s Coal Fired Pizza of Weston, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Stuart, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Coral Gables, LLC, a Florida limited liability company
Anthony’s Coal-Fired Pizza, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of South Tampa, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Doral, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Pinecrest, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Wellington, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Miami Lakes, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Kendall, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of North Tampa, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Clearwater, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Sand Lake, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Brandon, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Altamonte Springs, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of East Boca, LLC, a Florida limited liability company
ACFP Boca MGT LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of North Lauderdale, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of North Miami, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Miramar, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Delray Beach, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Littleton, LLC, a Massachusetts limited liability company
Anthony’s Coal Fired Pizza of Westwood, LLC, a Massachusetts limited liability company
Anthony’s Coal Fired Pizza of Reading, LLC, a Massachusetts limited liability company
Anthony’s Coal Fired Pizza of Clifton, LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Edison, LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Livingston LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Ramsey, LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Fair Lawn, LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Wayne NJ, LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Marlboro, LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Mount Laurel, LLC, a New Jersey limited liability company
Anthony’s Coal Fired Pizza of Springfield, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Commack, LLC, a New York limited liability company
Anthony’s Coal Fired Pizza of Carle Place, LLC, a New York limited liability company
Anthony’s Coal Fired Pizza of Woodbury, LLC, a New York limited liability company
Anthony’s Coal Fired Pizza of Wantagh, LLC, a New York limited liability company
Anthony’s Coal Fired Pizza of Bohemia, LLC, a New York limited liability company
BH Sauce, LLC, a Nevada limited liability company
Anthony’s Coal Fired Pizza of Horsham, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Wayne, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Monroeville, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Settler's Ridge, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Cranberry, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of McMurray, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Exton, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Wyomissing, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Wynnewood, LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Trexlertown LLC, a Pennsylvania limited liability company
Anthony’s Coal Fired Pizza of Blue Bell, LLC, a Pennsylvania limited liability company

Exhibit 21.1
Anthony’s Coal Fired Pizza of Cranston LLC, a Rhode Island limited liability company
Anthony’s Coal Fired Pizza of Natick, LLC, a Massachusetts limited liability company
Anthony’s Coal Fired Pizza of West Palm Beach, LLC, a Florida limited liability company
Anthony’s Coal Fired Pizza of Bethesda, LLC, a Maryland limited liability company